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Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
of the Novartis Group, Basel

We hereby consent to the incorporation by reference in the Registration Statements 333-81862 and 333-60712 of Forms F-3 and Registration Statement 333-13506 on Form S-8 of Novartis AG of our reports dated January 21, 2003 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 20-F.

PricewaterhouseCoopers AG

/s/ S.A.J. BACHMANN S.A.J. Bachmann	/s/ J.G. KAISER J.G. Kaiser

Basel, January 21, 2003

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  Exhibit 10.1
CONSENT OF INDEPENDENT ACCOUNTANTS